Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(1)
Registration Statement (Form S-1 No. 333-248905) of aTyr Pharma, Inc.,
(2)
Registration Statements (Form S-3 Nos. 333-220463, 333-250095, 333-258725, 333-259571 and 333-263585) of aTyr Pharma, Inc.,
(3)
Registration Statement (Form S-8 No. 333-203955) pertaining to the ATYR PHARMA, INC. 2014 STOCK PLAN, ATYR PHARMA, INC. 2015 STOCK OPTION AND INCENTIVE PLAN, and the ATYR PHARMA, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN,
(4)
Registration Statements (Form S-8 Nos. 333-210543 and 333-223865) pertaining to the ATYR PHARMA, INC. 2015 STOCK OPTION AND INCENTIVE PLAN, and the ATYR PHARMA, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN,
(5)
Registration Statement (Form S-8 No. 333-216880) pertaining to the ATYR PHARMA, INC. 2015 STOCK OPTION AND INCENTIVE PLAN, ATYR PHARMA, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN, and the NON-QUALIFIED STOCK OPTION INDUCEMENT AWARD,
(6)
Registration Statement (Form S-8 No. 333-231594) pertaining to the ATYR PHARMA, INC. 2015 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED, ATYR PHARMA, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN, and the NON-QUALIFIED STOCK OPTION AGREEMENT FOR NON-PLAN INDUCEMENT GRANT,
(7)
Registration Statements (Form S-8 Nos. 333-248090 and 333-256145) pertaining to the ATYR PHARMA, INC. 2015 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED, and
(8)
Registration Statement (Form S-8 No. 333-264866) pertaining to the ATYR PHARMA, INC. 2015 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED, ATYR PHARMA, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED, ATYR PHARMA, INC NON-QUALIFIED STOCK OPTION AGREEMENT FOR NON-PLAN INDUCEMENT GRANTS, and the ATYR PHARMA, INC. 2022 INDUCEMENT PLAN;

of our report dated March 14, 2023, with respect to the consolidated financial statements of aTyr Pharma, Inc. included in this Annual Report (Form 10-K) of aTyr Pharma, Inc. for the year ended December 31, 2022.

/s/ Ernst & Young LLP

San Diego, California

March 14, 2023